                                                                    EXHIBIT 10.6


                                 [SOBRATO LOGO]


                                 LEASE BETWEEN
          THE SOBRATO 1979 TRUST AND PENINSULA ENGINEERING GROUP, INC.

Section                                                                   Page #
-------                                                                   ------
Parties .................................................................    1
Premises ................................................................    1
Use .....................................................................    1
Term and Rental .........................................................    1
Security Deposit ........................................................    1
Late Charges ............................................................    2
Construction and Possession .............................................    2
   Landlord's Obligation to Construct ...................................    2
   Contribution to Tenant Improvement Costs .............................    2
   Tenant Improvement Plans and Cost Estimate ...........................    2
   Commencement Date ....................................................    2
Acceptance of Possession and Covenants to Surrender .....................    2
Uses Prohibited .........................................................    3
Alterations and Additions ...............................................    3
Maintenance of Premises .................................................    3
   Landlord and Tenant's Obligations Regarding Common Area Costs ........    3
   Common Area Costs ....................................................    4
   Tenant's Allocable Share .............................................    4
   Waiver of Liability ..................................................    4
   Tenant's Obligations .................................................    5
Hazard Insurance ........................................................    5
   Tenant's Use .........................................................    5
   Tenant's Insurance ...................................................    5
   Waiver ...............................................................    6
Taxes ...................................................................    6
Utilities ...............................................................    6
Abandonment .............................................................    6
Free From Liens .........................................................    6
Compliance With Governmental Regulations ................................    7
Toxic Waste and Environmental Damage ....................................    7
   Tenant's Responsibility ..............................................    7
   Tenant's Indemnity Regarding Hazardous Materials .....................    7
   Environmental Monitoring .............................................    7
   Landlord's Indemnity Regarding Hazardous Materials ...................    8
Indemnity ...............................................................    8
Advertisements and Signs ................................................    8
Attorney's Fees .........................................................    8
Tenant's Default ........................................................    8
   Remedies .............................................................    8
   Abandonment ..........................................................    9
   No Termination .......................................................    9
Surrender of Lease ......................................................    9
This paragraph intentionally left blank .................................    9
Landlord's Default ......................................................    9
Notices .................................................................   10
Entry by Landlord .......................................................   10
Destruction of Premises .................................................   10
   Destruction by an Insured Casualty ...................................   10
   Destruction by an Uninsured Casualty .................................   10



                                     Page i

Assignment or Sublease ..................................................   11
   Consent by Landlord ..................................................   11
   Assignment or Subletting Consideration ...............................   11
   No Release ...........................................................   12
   Effect of Default ....................................................   12
Condemnation ............................................................   12
Effects of Conveyance ...................................................   12
Subordination ...........................................................   13
Waiver ..................................................................   13
Holding Over ............................................................   13
Successors and Assigns ..................................................   13
Estoppel Certificates ...................................................   13
This paragraph intentionally left blank .................................   14
Quiet Enjoyment .........................................................   14
Brokers .................................................................   14
Landlord's Liability ....................................................   14
Authority of Parties ....................................................   14
   Corporate Authority ..................................................   14
This paragraph intentionally left blank .................................   14
Miscellaneous Provisions ................................................   14
   Rent .................................................................   14
   Performance by Tenant ................................................   14
   Performance by Landlord ..............................................   14
   Interest .............................................................   14
   Rights and Remedies ..................................................   14
   Survival of Indemnities ..............................................   15
   Severability .........................................................   15
   Choice of Law ........................................................   15
   Time .................................................................   15
   Entire Agreement .....................................................   15
   Representations ......................................................   15
   Headings .............................................................   15
Exhibits ................................................................   16


                                     Page ii

                                 [SOBRATO LOGO]


         1. PARTIES: THIS LEASE, is entered into on this 7th day of August, 1992, between The Sobrato 1979 Trust, a California general partnership, whose address is 10600 North DeAnza Boulevard, Cupertino, California, 95014, and Peninsula Engineering Group, Inc., a California Corporation, whose address is 1091 Industrial Road, San Carlos, California, 94070, hereinafter called respectively Landlord and Tenant.

         2. PREMISES: Landlord hereby leases to Tenant, and Tenant hires from Landlord those certain Premises with the appurtenances, situated in the City of Sunnyvale, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

That certain real property commonly known and designated as 1150 Morse Avenue consisting of approximately 40,333 rentable square feet of a larger 70,000 square foot freestanding building ("Building") as outlined in red on Exhibit "A".

         3. USE: Tenant shall use the Premises only for the following purposes and shall not change the use of the Premises without the prior written consent of Landlord: Office, research, development, testing, light manufacturing, ancillary warehouse, and related legal uses. Landlord makes no representation or warranty that any specific use of the Premises desired by Tenant is permitted pursuant to any Laws.

         4. TERM AND RENTAL: The term ("Lease Term") shall be for seventy two
(72) months, commencing, as adjusted pursuant to paragraph 7, on the 1st day of January, 1993 ("Commencement Date"), and ending on the 31st day of December, 1998, ("Expiration Date"). In addition to all other sums payable by Tenant under this Lease, Tenant shall pay as base monthly rent ("Base Monthly Rent") for the Premises the following amounts:

                  01/01/93 - 12/31/95        $22,586.48 per month

                  01/01/96 - 12/31/98        $26,619.78 per month

Base Monthly Rent shall be due on or before the first day of each calendar month during Lease Term. All sums payable by Tenant under this Lease shall be paid in lawful money of the United States of America, without offset or deduction, and shall be paid to Landlord at such place or places as may be designated from time to time by Landlord. Base Monthly Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment.

         5. SECURITY DEPOSIT: Concurrently with Tenant's execution of this Lease, Tenant has deposited with Landlord the sum of Twenty Six Thousand Six Hundred Nineteen and 78/100 Dollars ($26,619.78) as a security deposit. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to payment of Base Monthly Rent or other charges, Landlord may, to the extent reasonably necessary to remedy Tenant's default, use all or any part of said deposit for the payment of Base Monthly Rent or other charges in default or the payment of any other payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and shall pay to Landlord such other sums as shall be necessary to reimburse Landlord for any sums paid by Landlord. Said deposit shall be returned to Tenant within thirty (30) days after the Expiration Date and surrender of the Premises to Landlord, less any amount deducted in accordance with this paragraph, together with Landlord's written notice itemizing the amounts and purposes for such retention. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

         6. LATE CHARGES: A late charge of ten percent (10%) of the Base Monthly Rent will be assessed on payments received after the fifth day of the calendar month excluding Sunday and legal holidays.

IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:

         7. CONSTRUCTION AND POSSESSION:

         A. LANDLORD'S OBLIGATION TO CONSTRUCT: The Tenant Improvements shall be constructed by independent contractors to be employed by and under the supervision of a General Contractor, in accordance with interior plans prepared by Dennis Kobza & Associates, to be attached as Exhibit "B" ("Working Drawings"). Landlord shall construct the Tenant Improvements in accordance with all existing applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances. Landlord shall utilize H & L Construction for the construction of the Tenant Improvements.

         B. CONTRIBUTION TO TENANT IMPROVEMENT COSTS: Landlord shall be responsible for and shall pay the cost of (i) the Tenant Improvements up to the amount of Eighty Thousand Dollars ($80,000.00) ("Tenant Improvement Allowance"),
(ii) demising the Building, (iii) bringing the restrooms into compliance with Title 24 requirements, and (iv) any future expenses which may be required to meet federal, state, county and city building codes, both at the time of occupancy and subsequently found to have been omitted following occupancy, such as, but not limited to the Americans with Disabilities Act (ADA) and Title 24. Costs in excess of said Tenant Improvement Allowance shall be paid for by Tenant within fifteen (15) days following the Commencement Date.

         C. TENANT IMPROVEMENT PLANS AND COST ESTIMATE: Tenant to supply Landlord with general improvement information including a space plan (one line drawing) of Tenant's wall layout, ("Space Plan") by August 31, 1992. Landlord and Tenant shall approve the Working Drawings and Budget (or modify the same) within seven (7) days thereafter. In the event (i) Tenant fails to provide the Space Plan when required above, or (ii) Tenant Fails to approve the Working Drawings or Budget within seven (7) days as provided above, or (iii) Tenant makes any changes to the Working Drawings which cause Landlord's construction schedule to be delayed, the Commencement Date shall occur one (1) day in advance of Substantial Completion as defined below for each day of delay.

         D. COMMENCEMENT DATE: If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant by the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event the Commencement Date and Expiration Date of the Lease and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession. The Lease Term shall not commence until substantial completion of the Premises occurs. The terms "Substantial Completion" and "Substantially Complete" shall mean that (i) all necessary governmental approvals for occupancy of the Building have been obtained; (ii) construction of the Premises has been completed in accordance with the Working Drawings approved by Tenant to an extent that would permit Tenant to use the Premises for its intended purpose; and (iii) the Premises are in a "broom clean" finished condition.

         8. ACCEPTANCE OF POSSESSION AND COVENANTS TO SURRENDER: By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Building and the other improvements in their present condition, except for the "punch list" as set forth on Exhibit "C", attached hereto.

The Tenant agrees on Expiration Date, or on the sooner termination of this Lease, to surrender the Premises to Landlord in good condition and repair, reasonable wear and tear excepted. "Good condition" shall mean that the interior walls, floors, suspended ceilings, and carpeting within the Premises will be cleaned to the same condition as existed at the commencement of the Lease, normal wear and tear excepted. Tenant agrees, at its sole cost, to remove all phone and data cabling from the suspended ceiling and repair or replace broken ceiling tiles, and relevel the ceiling if required. Tenant shall ascertain from Landlord within thirty (30) days before the Expiration Date whether Landlord desires to have the Premises or any part or parts thereof restored to their condition as of the Commencement Date or to cause Tenant to surrender all Alterations in place to Landlord. If Landlord shall so desire, then Tenant shall remove such Alterations as Landlord may require and shall repair and restore said Premises or such part or parts thereof before the Expiration Date at Tenant's sole cost and expense. Tenant on or before the Expiration Date or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property and fixtures not so removed shall be deemed to be abandoned by Tenant. If the Premises are not surrendered at the Expiration Date or sooner termination of this Lease in the condition required by this paragraph, Tenant shall indemnify, defend, and hold harmless Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

         9. USES PROHIBITED: Tenant shall not commit, or suffer to be committed, any waste upon the said Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the Building, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or use any machinery or apparatus which will in any manner vibrate or shake the Building, or place any harmful liquids, waste materials, or hazardous materials in the drainage system of, or upon or in the soils surrounding the Building. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature or any waste materials, refuse, scrap or debris shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper except in enclosed storage areas without Landlord's prior approval, which approval may be withheld in its sole discretion.

         10. ALTERATIONS AND ADDITIONS: Tenant shall not make, or suffer to be made, any alteration or addition to the said Premises ("Alterations"), or any part thereof, without (i) the written consent of Landlord first had and obtained, and (ii) delivering to Landlord the proposed architectural and structural plans for all such Alterations. Any Alterations, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord. Alterations which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. After having obtained Landlord's consent, Tenant agrees that it will not proceed to make such Alterations until (i) Tenant has obtained all required governmental approvals and permits, and (ii) Tenant has provided Landlord reasonable security, in form reasonably approved by Landlord, to protect Landlord against mechanics' lien claims. Tenant further agrees to provide Landlord (i) written notice of the actual start date of the work, (iii) a complete set of as-built drawings. All Alterations shall be maintained, replaced or repaired at Tenant's sole cost and expense.

         11. MAINTENANCE OF PREMISES:

                  A. LANDLORD AND TENANT'S OBLIGATIONS REGARDING COMMON AREA
COSTS: Tenant agrees to reimburse Landlord for the expenses resulting from Landlord's payment of Common Area Costs as defined in paragraph 11(B) incurred by Landlord because the cost is not directly allocable to or payable by a single tenant in the Building or the Project. Tenant agrees to pay Tenant's Allocable Share as defined in paragraph 11(C) of the Common Area Costs, as additional rental, within ten (10) days of written invoice from Landlord.

                  B. COMMON AREA COSTS: For purposes of calculating Tenant's Allocable Share of Building and of Project Costs, the term "Common Area Costs" shall mean all costs and expenses of the nature hereinafter described which are incurred in connection with ownership and operation of the Building or the Project in which the Premises are located, as the case may be not directly allocable to or payable by a single tenant in the Building or the Project, together with such additional facilities as may be determined by Landlord to be reasonably desirable or necessary to the ownership and operation of the Building and/or Project. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business), including but not limited to, the following: (i) common area utilities, including water and power, heating, lighting, air-conditioning, ventilating and Building utilities to the extent not separately metered; (ii) common area maintenance and service agreements for the Building or the Project and the equipment therein including, without limitation, common area janitorial services, alarm and security services, exterior window cleaning, and maintenance of the sidewalks, landscaping, waterscape, roof membrane, parking areas, driveways, service areas, mechanical rooms, elevators, and the building exterior; (iii) insurance premiums and costs, including without limitation, the premiums and cost of fire, casualty and liability coverage and rental abatement and earthquake (if commercially available) insurance applicable to the Building or Project; (iv) repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and repairs or alterations attributable solely to tenants of the Building or Project other than Tenant); and (v) All real estate taxes and assessment installments (special or general) or other impositions or charges which may be levied on the Premises, upon the occupancy of the Premises and including any substitute or additional charges which may be imposed during, or applicable to the Lease Term including real estate tax increases due to a sale or other transfer of the Premises, as such taxes are levied or appear on the City and County tax bills and assessment rolls. This shall be a Net Lease and the Base Monthly Rent shall be paid to Landlord absolutely net of all costs and expenses. The provision for payment of Common Area Costs by means of periodic payment of Tenant's Allocable Share of Building and/or Project Costs are intended to pass on to Tenant and reimburse Landlord for all costs of operating and managing the Building and/or Project.

                  C. TENANT'S ALLOCABLE SHARE: For purposes of prorating Common Area Costs which Tenant shall pay, Tenant's Allocable Share of Building Costs is computed by multiplying the total Common Area Costs for services shared by the Building by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the total rentable square footage of the Building (excluding common areas). Tenant's Allocable Share of Project Costs shall be computed on a shared service by service basis, by multiplying the total Common Area Costs for services shared by the Building and one or more buildings in the Project by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the total rentable square footage of the Buildings in the Project which share the services. It is understood and agreed by Landlord and Tenant that Tenant's Allocable Share of Building Costs is 57.62% and of Project Costs is 57.62%. based on 40,333 square feet of the 70,000 square foot Building. It is understood and agreed that Tenant's obligation to share in Common Area Costs shall be adjusted to reflect the commencement and termination dates of the Lease Term and are subject to recalculation in the event of expansion of the Building or Project.

                  D. WAIVER OF LIABILITY: Failure by Landlord to perform any defined services, or any cessation thereof, when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery utilized in supplying the services listed herein break down, or for any cause cease to function properly, upon receipt of written notice from Tenant of any deficiency or failure of any defined Services, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no right to terminate this Lease, and shall have no claim for rebate of rent or damages, on account of any interruptions in service occasioned thereby or resulting therefrom. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 concerning the Landlord's obligation of tenantability and Tenant's right to make repairs and deduct the cost of such repairs from the rent. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or its failure to furnish any of the foregoing.

                  E. TENANT'S OBLIGATIONS: Except as provided in 11(A) above, Tenant shall, at its sole cost, keep and maintain, repair and replace, said Premises and appurtenances and every part hereof, including but not limited to, roof membrane, glazing, sidewalks, plumbing, electrical and HVAC systems, and all the Tenant Interior Improvements in good and sanitary order, condition, and repair. Tenant shall provide Landlord with a copy of a service contract between Tenant and a licensed air-conditioning and heating contractor which contract shall provide for quarterly maintenance of all air conditioning and heating equipment at the Premises. Tenant shall pay the cost of all air-conditioning and heating repairs or replacements which are either excluded from such service contract or any existing equipment warranties. All wall surfaces and floor tile are to be maintained in an as good a condition as when Tenant took possession free of holes, gouges, or defacements.

         12. HAZARD INSURANCE:

                  A. TENANT'S USE: Tenant shall not use, or permit said Premises, or any part thereof, to be used, for any purpose other than that for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will cause an increase in premiums or a cancellation of any insurance policy covering said Building, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said Building and appurtenances.

                  B. LANDLORD'S INSURANCE: Landlord agrees to purchase and keep in force fire and extended coverage, and earthquake (at Landlord's election), and 12 month rental loss insurance covering the Premises in amounts not to exceed the actual insurable value of the Building as determined by Landlord's insurance company's appraisers. The Tenant agrees to pay to the Landlord as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Landlord, and in the event of damage covered by said insurance, the amount of any deductible under such policy. Payment shall be due to Landlord within ten (10) days after written invoice to Tenant. Notwithstanding the foregoing, Tenant's obligation to pay for the cost of any earthquake insurance premiums shall be limited to an amount equal or less than four (4) times the cost of the fire and extended coverage premiums. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease.

                  C. TENANT'S INSURANCE: Tenant, at its sole cost, agrees to insure its personal property and Alterations for their full replacement value (without depreciation) and to obtain worker's compensation and public liability and property damage insurance for occurrences within the Premises with a $3,000,000.00 combined single limit for bodily injury and property damage. Tenant shall name Landlord and Landlord's lender as an additional insured, shall deliver a copy of the policies and renewal certificates to Landlord. All such policies shall provide for thirty (30) days' prior written notice to Landlord of any cancellation, termination, or reduction in coverage. Notwithstanding the above, Landlord retains the right to have Tenant provide other forms of insurance which may be reasonably required to cover future risks.

                  D. WAIVER: Landlord and Tenant hereby waive any and all rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant as the case may be, or to the Premises or its contents, and which may arise from any risk covered by their respective insurance policies, as set forth above. The parties shall use their reasonable efforts to obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be.

         13. TAXES: Tenant shall be liable and shall pay prior to delinquency, for all taxes and assessments levied against personal property and trade or business fixtures, and agrees to pay, as additional rental, all real estate taxes and assessment installments (special or general) or other impositions including tax increases due to sale or other transfer of the Premises as they appear on the City and County tax bills during the Lease Term, and as they become due. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the Commencement and Expiration Dates. In any time during the Lease Term a tax, excise on rents, business license tax, or any other tax, however described, is levied or assessed against Landlord, as a substitute or addition in whole or in part for taxes assessed or imposed on land or Buildings, Tenant shall pay and discharge his pro rata share of such tax or excise on rents or other tax before it becomes delinquent, except that this provision is not intended to cover net income taxes, inheritance, gift or estate tax imposed upon the Landlord. In the event that a tax is placed, levied, or assessed against Landlord and the taxing authority takes the position that the Tenant cannot pay and discharge his pro rata share of such tax on behalf of the Landlord, then at the sole election of the Landlord, the Landlord may increase the rental charged hereunder by the exact amount of such tax and Tenant shall pay such increase as additional rent hereunder.

Notwithstanding the foregoing, if property taxes increase during the lease term as a result of a reassessment due to a voluntary change of ownership, Tenant's shall be responsible for payment of the resulting property tax increase as follows: during the first twelve months, Tenant shall be responsible for payment of one third (1/3) of the tax increase; during the second twelve months, Tenant shall be responsible for payment of two thirds (2/3) of the tax increase, thereafter Tenant shall be responsible for payment of the entire tax increase.

         14. UTILITIES: Tenant shall pay directly, or as pro rated by Landlord, to the providing utility all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or failure to furnish any utilities to the Premises and Tenant shall not be entitled to abatement or reduction of any portion of the Base Monthly Rent so long as any failure to provide and furnish the utilities to the Premises due to any cause beyond the Landlord's reasonable control.

         15. ABANDONMENT: Tenant shall not vacate or abandon the Premises at any time during the Lease Term; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

         16. FREE FROM LIENS: Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant or claimed to have been performed for Tenant. In the event Tenant fails to discharge any such lien within ten (10) days after receiving notice of the filing, Landlord shall be entitled to discharge such lien at Tenant's expense and all resulting costs incurred by Landlord, including attorney's fees shall be due from Tenant as additional rent.

Landlord shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by the Landlord or claimed to have been performed for Landlord. In the event Landlord fails to discharge any such lien within the (10) days after receiving notice of the filing, Tenant shall be entitled to discharge such lien at Landlord's expense and all resulting costs incurred by Tenant, including attorney's fees, shall be deducted from Tenant's Monthly Base Rent.

         17. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Tenant shall, at its sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force, with the exception of those items and conditions mentioned in paragraph 7B. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

         18. TOXIC WASTE AND ENVIRONMENTAL DAMAGE:

                  A. TENANT'S RESPONSIBILITY: Without the prior written consent of Landlord, Tenant shall not bring, use, or permit upon the Premises, or generate, emit, or dispose from the Premises any chemicals, toxic or hazardous gaseous, liquid or solid materials or waste, including without limitation, material or substance having characteristics of ignitability, corrosivity, reactivity, or toxicity or substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code as the same may be amended from time to time ("Hazardous Materials"). In order to obtain consent, Tenant shall deliver to Landlord its written proposal describing the toxic material to be brought onto the Premises, measures to be taken for storage and disposal thereof, safety measures to be employed to prevent pollution of the air, ground, surface and ground water. Landlord's approval may be withheld in its reasonable judgment. In the event Landlord consents to Tenant's use of Hazardous Materials on the Premises, Tenant represents and warrants that Tenant will (i) adhere to all reporting and inspection requirements imposed by Federal, State, County or Municipal laws, ordinances or regulations and will provide Landlord a copy of any such reports or agency inspections, (ii) obtain and provide Landlord copies of all necessary permits required for the use and handling Hazardous Materials on the Premises,
(iii) enforce Hazardous Materials handling and disposal practices consistent with industry standards, and (iv) properly close the facility with regard to Hazardous Materials including the removal or decontamination of any process piping, mechanical ducting, storage tanks, containers, or trenches which have come into contact with Hazardous Materials and obtain a closure certificate from the local administering agency prior to the Expiration Date. Landlord may employ, at Tenant's expense, an independent engineer or consultant to periodically inspect Tenant's operations to verify that Tenant is complying with its obligations under this paragraph.

                  B. TENANT'S INDEMNITY REGARDING HAZARDOUS MATERIALS: Tenant shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, using, permitting, generating, emitting or disposing of Hazardous Materials. Tenant's indemnification and hold harmless obligations include, without limitation, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other Federal, State, County or Municipal law, ordinance or regulation, (ii) claims, liabilities, costs or expenses pertaining to the identification, monitoring, cleanup, containment, or removal of Hazardous Materials from soils, riverbeds or aquifers including the provision of an alternative public drinking water source, and (iii) all costs of defending such claims.

                  C. ENVIRONMENTAL MONITORING: Landlord and its agents shall have the right, at Landlord's sole cost and expense to inspect, investigate, sample and/or monitor the Premises, including any air, soil, water, groundwater or other sampling or any other testing, digging, drilling or analysis to determine whether Tenant is complying with the terms of this paragraph 18. If Landlord discovers that Tenant is not in compliance with the terms of this paragraph, any such costs incurred by Landlord, including attorneys' and consultant's fees shall be due and payable by Tenant to Landlord within five days following Landlord's written demand therefore.

                  D. LANDLORD'S INDEMNITY REGARDING HAZARDOUS MATERIALS:
Landlord shall indemnify and hold Tenant harmless for any costs related to the remediation or removal of Hazardous Materials, as defined by paragraph 18, existing prior to Tenant's occupancy.

         19. INDEMNITY: Tenant hereby waives all claims against Landlord for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time except due to the negligence or willful misconduct of Landlord, and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by Tenant, or from the failure of Tenant to keep the Premises in good condition and repair, as herein provided. Further, in the event Landlord is made party to any litigation due to the acts or omission of Tenant, Tenant will indemnify and hold Landlord harmless from any such claim or liability including Landlord's costs and expenses and reasonable attorney's fees incurred in defending such claims.

         20. ADVERTISEMENTS AND SIGNS: Tenant will not place or permit to be placed, in, upon or about the said Premises any unusual or extraordinary signs, or any signs not approved by the city or other governing authority. The Tenant will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Landlord as to type, size, design, lettering, coloring and location, and such consent will not be unreasonably withheld. Any sign so placed on the Premises shall be removed by Tenant, at its expense, prior to the Expiration Date or promptly following the earlier termination of the lease and Tenant shall repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have same so removed at Tenant's expense.

         21. ATTORNEY'S FEES: In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee as part of it costs which shall be deemed to have accrued on the commencement of such action.

         22. TENANT'S DEFAULT: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: a) Any failure by Tenant to pay the rental or to make any other payment required to be made by Tenant hereunder provided however, that Tenant may cure such default by payment to Landlord of the Base Monthly Rent or other sum due within ten (10) days after receipt by Tenant of written notice specifying Landlord has failed to receive the amount in question; b) The abandonment or vacation of the Premises by Tenant; or c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                  A. REMEDIES: In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant: a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus b) the worth at the time of award of the amount by which the unpaid rent would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided.

                      B. ABANDONMENT: In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in paragraph 22(B) above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in paragraph 22(A) above, then the provisions of California Civil Code Section 1951.4, as amended from time to time, shall apply and Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Base Monthly Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Base Monthly Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Base Monthly Rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

                      C. NO TERMINATION: No re-entry or taking possession of the Premises by Landlord pursuant to 22(B) of this Article 22 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

               23. SURRENDER OF LEASE: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not automatically effect a merger of the Lease with Landlord's ownership of the Building or Premises. Instead, at the option of Landlord, Tenant's surrender may terminate all or any existing sublease or subtenancies, or may operate as an assignment to Landlord of any or all such subleases or subtenancies, thereby creating a direct Landlord-Tenant relationship between Landlord and any subtenants.

               24. This paragraph intentionally left blank.

               25. LANDLORD'S DEFAULT: In the event of Landlord's failure to perform any of its covenants or agreements under this Lease, Tenant shall give Landlord written notice of such failure and shall give Landlord thirty (30) days or such other reasonable opportunity to cure or to commence to cure such failure prior to any claim for breach or for damages resulting from such failure. In addition, upon any such failure by Landlord, Tenant shall give notice by registered or certified mail to any person or entity with a security interest in the Premises ("Mortgagee") that has provided Tenant with notice of its interest in the Premises, and shall provide such Mortgagee a reasonable opportunity to cure such failure, including such time to obtain possession of the

         Premises by power of sale or judicial foreclosure, if such should prove necessary to effectuate a cure. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned is an expressed third party beneficiary hereof. Tenant shall not make any prepayment of rent more than one (1) month in advance without the prior written consent of such Mortgagee. Tenant waives any right under California Civil Code
         Section 1950.7 or any other present or future law to the collection of any payment or deposit from such Mortgagee or any purchaser at a foreclosure sale of such Mortgagee's interest unless such Mortgagee or such purchaser shall have actually received and not refunded the applicable payment or deposit.

               26. NOTICES: All notices, demands, requests, or consents required to be given under this Lease shall be sent in writing by certified mail, return receipt requested, or by personal delivery addressed to the party to be notified at the address for such party specified in paragraph 1 of this Lease, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days prior notice to the notifying party.

                27. ENTRY BY LANDLORD: Tenant shall permit Landlord and his agents to enter into and upon said Premises at all reasonable times subject to any security regulations of Tenant for the purpose of inspecting the same or for the purpose of maintaining the Premises or for the purpose of making repairs, alterations or additions to any other portion of said Premises or for the purpose of erecting additional building(s) and improvements on the land where the Premises are situated, or on adjacent land owned by Landlord, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any abatement or reduction of Base Monthly Rent or without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and Tenant shall permit Landlord and his agents, at any time within one hundred eighty (180) days prior to the Expiration Date (or at any time during the Lease if Tenant is in default hereunder), to place upon the Premises any "For Sale" or "For Lease" signs and exhibit the Premises to real estate brokers and prospective tenants at reasonable hours.

                28. DESTRUCTION OF PREMISES:

                    A. DESTRUCTION BY AN INSURED CASUALTY: In the event of a partial destruction of the Premises by a casualty for which Landlord has received insurance proceeds sufficient to repair the damage or destruction during the Lease Term from any cause, Landlord shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days from the date of receipt of all necessary governmental approvals necessary under the laws and regulations of State, Federal, County or Municipal authorities, such partial destruction shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of Base Monthly Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises, in the mutual reasonable judgment of Landlord and Tenant. For purposes of this paragraph "partial destruction" shall mean destruction of no greater than one-third (1/3) of the replacement cost of the Premises, including the replacement cost of the Tenant Improvements paid for by Landlord. In the event the Premises are more than partially destroyed, or in the event the repairs cannot be made in one hundred eighty (180) days, Landlord or Tenant may elect to terminate this Lease. Landlord shall not be required to restore Alterations or replace Tenant's fixtures or personal property. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California and any other similarly enacted Statute are waived by Tenant and the provisions of this paragraph 28 shall govern in the case of such destruction.

                    B. DESTRUCTION BY AN UNINSURED CASUALTY: In the event of a total or partial destruction of the Premises by an uninsured casualty, the Lease shall automatically terminate, unless (i) Landlord elects to rebuild, and (ii) the damage can be repaired within one hundred eighty (180) days. If Landlord elects to contribute to payment for an uninsured loss, such contributed amount shall be amortized over the useful life of the improvements and such amortization shall be reimbursed by Tenant to Landlord as additional rent.


                29. ASSIGNMENT OR SUBLEASE:

                    A. CONSENT BY LANDLORD: In the event Tenant desires to assign this Lease or any interest therein including, without limitation, a pledge, mortgage or other hypothecation, or sublet the Premises or any part thereof, Tenant shall deliver to Landlord executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or subtenant, financial statements, and any additional information as reasonably required to determine whether it will consent to the proposed assignment or sublease. The notice shall give the name and current address of the proposed assignee/subtenant, proposed use of the Premises, rental rate and current financial statement; and upon request to Tenant, Landlord shall be given additional information as reasonably required to determine whether it will consent to the proposed assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space, (ii) to permit Tenant to assign or sublet such space to the named assignee/subtenant on the terms end conditions set forth in the notice, or (iii) to refuse consent. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (ii) above. If Landlord exercises its option to terminate this Lease in part in the event Tenant desires to sublet or assign part of the Premises, then
          (i) this Lease shall end and expire, with respect to such part of the Premises, on the date upon which the proposed sublease was to commence, and (ii) from and after such date, the Base Monthly Rent and Tenant's allocable share of all other costs and charges shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total rentable area of the Premises. If Landlord does not exercise its option to terminate this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that: (i) The proposed assignee or subtenant is engaged in a business that is limited to the use expressly permitted under this Lease; (ii) The proposed assignee or subtenant is a company with sufficient financial worth and management ability to undertake the financial obligation of this Lease, and Landlord has been furnished with reasonable proof thereof; (iii) The proposed sublease shall be in form reasonably satisfactory to Landlord; (iv) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the then current "Fair Market Value" as defined in paragraph 38 below;
          (v) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent;
          and (vi) Tenant shall not have advertised or publicized in any way the availability of the Premises without prior notice to, and approval by Landlord.

                    B. ASSIGNMENT OR SUBLETTING CONSIDERATION: Any rent or other economic consideration realized by Tenant under any such sublease and assignment in excess of the rent payable hereunder (including an allocation of the purchase price attributable to Tenant's leasehold interest in the event of a sale of the Tenant's business), after the net unamortized cost of the Tenant Improvements for which Tenant has itself paid, and reasonable subletting and assignment costs, shall be divided and paid fifty percent (50%) to Landlord and fifty percent (50%) to Tenant. Tenant's obligation to pay over Landlord's portion of the consideration shall constitute an obligation for additional rent hereunder. The above provisions relating to Landlord's right to terminate the Lease and relating to the allocation of bonus rent are independently negotiated terms of the Lease, constitute a material inducement for the Landlord to enter into the Lease, and are agreed as between the parties to be commercially reasonable. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

                    C. NO RELEASE: Any assignment or sublease shall be made only if and shall not be effective until the assignee or subtenant shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee or subtenant shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease or assignment and the acceptance of rent or additional rent by Landlord from any subtenant or assignee, Tenant or any guarantor shall and will remain fully liable for the payment of the rent and additional rent due, and to become due hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, assignee or any other person claiming under or through any subtenant that shall be in violation of any of the terms and conditions of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorney fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any real estate brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

                    D. EFFECT OF DEFAULT: In the event of Tenant's default, Tenant hereby assigns all rents due from any assignment or subletting to Landlord as security for performance of its obligations under this Lease and Landlord may collect such rents as Tenant's Attorney-in-Fact, except that Tenant may collect such rents unless a default occurs as described in paragraph 22 above. The termination of this Lease due to Tenant's default shall not automatically terminate any assignment or sublease then in existence. At the election of Landlord, the assignee or subtenant shall attorn to Landlord and Landlord shall undertake the obligations of the Tenant under the sublease or assignment; provided the Landlord shall not be liable for prepaid rent, security deposits or other defaults of the Tenant to the subtenant or assignee, or any acts or omissions of Tenant, its agents, employees or invitees.

                30. CONDEMNATION: If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the Base Monthly Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the Lease Term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Landlord shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Landlord and the Tenant shall have no claim thereto but Landlord shall cooperate with Tenant to recover compensation for damage to or taking of any Alterations or for Tenant's moving costs. Tenant hereby waives the provisions of California Code of Civil Procedures Section 1265.130 and any other similarly enacted statute are waived by Tenant and the provisions of this paragraph 30 shall govern in the case of such destruction.

                31. EFFECTS OF CONVEYANCE: The term Landlord as used in this Lease, means only the owner for the time being of the land and Building, containing the Premises, so that, in the event of any sale or other conveyance of said land or Building, or in the event of a master Lease of the Building, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the master tenant of the Building, that the purchaser or master tenant of the Building has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder. Landlord shall transfer and deliver Tenant's security deposit to the purchaser at any such sale or the master tenant of the Building, and thereupon the Landlord shall be discharged from any further liability in reference thereto.

                32. SUBORDINATION: In the event Landlord notifies Tenant in writing, this Lease shall be subordinate to any ground Lease, deed of trust, or other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to renewals, modifications, replacements and extensions thereof. Tenant agrees to promptly execute and deliver any documents which may be required to effectuate such subordination. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease. At the request of any lender, Tenant agrees to execute and deliver any reasonable modifications of this Lease which do not materially adversely affect Tenant's rights hereunder.

                 33. WAIVER: The waiver by Landlord of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver thereof by Landlord. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises shall constitute acceptance of the surrender of the Premises by Tenant before the Expiration Date. Landlord's consent to or approval of any act by Tenant which require Landlord's consent or approvals shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

                 34. HOLDING OVER: Any holding over after the termination or Expiration Date, shall be construed to be a tenancy from month to month terminable on thirty (30) days written notice from either party and Tenant shall pay Base Monthly Rent to Landlord at a rate equal to the greater of (i) one hundred fifty percent (150%) of the Base Monthly Rent due in the month preceding the termination or Expiration Date or (ii) one hundred fifty percent (150%) of the Fair Market Rental (as defined in paragraph 37). Any holding over shall otherwise be on the terms and conditions herein specified, except those provisions relating to the Lease Term and any options to extend or renew, which provisions shall be of no further force and effect following the expiration of the applicable exercise period. Tenant shall indemnify, defend, and hold Landlord harmless from all loss or liability (including, without limitation, any loss or liability resulted from any claim against Landlord made by any succeeding tenant) founded on or resulting from Tenant's failure to surrender the Premises and losses to Landlord due to lost opportunities to lease the Premises to succeeding tenants.

                35. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provisions of paragraph 28, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

                36. ESTOPPEL CERTIFICATES: Tenant shall at any time during the Lease Term, within ten (10) days following written notice from Landlord, execute and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are not uncured defaults in Landlord's performance. Tenant also agrees to provide the most current three (3) years of audited financial statements within five (5) days of a request by Landlord for Landlord's use in financing the Premises with commercial lenders.

                 37. This paragraph intentionally left blank.

                 39. QUIET ENJOYMENT: Upon Tenant's faithful and timely performance of all the terms and covenants of the Lease, Tenant shall quietly have and hold the Premises for the Lease Term and any extensions thereof.

                 40. BROKERS: Tenant represents it has not utilized or contacted a real estate broker or finder with respect to this Lease other than Cornish & Carey Commercial and Tenant agrees to indemnify and hold Landlord harmless against any claim, cost, liability or cause of action asserted by any other broker or finder claiming through Tenant.

                41. LANDLORD'S LIABILITY: If Tenant should recover a money judgment against Landlord arising in connection with this Lease, the judgment shall be satisfied only out of Landlord's interest in the Premises including the improvements and real property and neither Landlord or any of its partners, officers, directors or employees shall be liable personally for any deficiency.

                42. AUTHORITY OF PARTIES:

                    A. CORPORATE AUTHORITY: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                43. This paragraph intentionally left blank.

                44. MISCELLANEOUS PROVISIONS:

                    A. RENT: All monetary sums due from Tenant to Landlord under this Lease shall be deemed to be rent.

                    B. PERFORMANCE BY TENANT: If Landlord fails to perform any obligation required under this Lease or by law or government regulation, Tenant in its sole discretion may, without notice, perform such obligation, in which event Landlord shall reimburse Tenant within ten (10) days following Tenant's written notice of such payment.

                    C. PERFORMANCE BY LANDLORD: If Tenant fails to perform any obligation required under this Lease or by law or governmental regulation, Landlord in its sole discretion may without notice perform such obligation, in which event Tenant shall pay Landlord as additional rent all sums paid by Landlord in connection with such substitute performance within ten (10) days following Landlord's written notice for such payment.

                    D. INTEREST: All sums due hereunder, including rent and additional rent, if not paid when due, shall bear interest at the maximum rate permitted under California law accruing from the date due until the date paid to Landlord.

                    E. RIGHTS AND REMEDIES: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights and remedies in law and in equity.

                    F. SURVIVAL OF INDEMNITIES: All indemnification, defense, and hold harmless obligations of Landlord and Tenant under the Lease shall survive the expiration or sooner termination of the Lease.

                    G. SEVERABILITY: If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

                    H. CHOICE OF LAW: This Lease shall be governed by and construed in accordance with California law.

                    I. TIME: Time is of the essence hereunder.

                    J. ENTIRE AGREEMENT: This instrument (including attached Exhibits "A", "B", and "C") contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

                    K. REPRESENTATIONS: Tenant acknowledges that neither Landlord or its affiliates or agents have made any agreements, representations, warranties or promises with respect to the demised Premises or the Building of which they are a part, or with respect to present or future rents, expenses, operations, tenancies or any other matter. Except as herein expressly set forth herein, Tenant relied on no statement of Landlord or its agents for that purpose.

                    L. HEADINGS: The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

         IN WITNESS WHEREOF, Landlord and Tenant have executed these presents, the day and year first above written.

         LANDLORD: The Sobrato 1979 Trust   TENANT: Peninsula Engineering Group,
         a California general partnership   a California corporation
         Inc.

         BY: /s/ JOHN MICHAEL SOBRATO          BY: /s/ EDWARD SHERMAN
            -------------------------          --------------------------
         ITS: General Partner               ITS: President / CEO
                                                 ------------------------

                                  EXHIBIT "A"
                                    PREMISES

                                   [SITE MAP]

                            FIRST AMENDMENT TO LEASE

This amendment to lease ("Amendment") is made this 16th day of October, 1998 between Sobrato Interests II, a California limited partnership, having an address at 10600 N. De Anza Blvd., Suite 200, Cupertino, California 95014 ("Landlord") and Repeater Technologies, formerly known as Peninsula Engineering Group, having its principal place of business at 1150 Morse Avenue, Sunnyvale, California, 94089 ("Tenant").

                                   WITNESSETH

WHEREAS Landlord and Tenant entered into a lease dated August 7, 1992 ("Lease") for the premises ("Premises") located at 1150 Morse Avenue in Sunnyvale, California; and

WHEREAS effective the date of this Amendment, Landlord and Tenant wish to modify the Lease to: (i) change the Expiration Date specified in Section 4; and
(ii) specify the Base Monthly Rent due for the period from January 1, 1999 through December 31, 2003;

NOW, THEREFORE, in order to effect the intent of the parties as set forth above and for good and valuable consideration exchanged between the parties, the Lease is amended as follows:

1. The Expiration Date specified in Lease Section 4 is changed from December 31, 1998 to December 31, 2003.

2. Base Monthly Rent during the period from January 1, 1999 through December 31, 2003 shall be due according to the following schedule:

    01/01/1999 through 06/30/2001:      $50,013.00 per month
    07/01/2001 through 12/31/2003:      $53,855.00 per month

3. All defined terms shall have the same meanings as in the Lease, except as otherwise stated in this Amendment.

IN WITNESS WHEREOF, the parties hereto have set their hands to this Amendment as of the day and date first above written.

LANDLORD:                                 TENANT:
Sobrato Interests, II,                    Repeater Technologies, Inc.,
a California limited partnership          a California Corporation

By: /s/ JOHN MICHAEL SOBRATO              By: /s/ TODD SCHULL
   ----------------------------------        ----------------------------------

Its: General Partner                      Its: CFO
                                              ---------------------------------

                                 Lease between
          The Sobrato 1979 Trust and Peninsula Engineering Group, Inc.

Section                                                                   Page #
-------                                                                   ------
Parties ...................................................................... 1
Premises ..................................................................... 1
Use .......................................................................... 1
Term and Rental .............................................................. 1
Security Deposit ............................................................. 1
Late Charges ................................................................. 2
Construction and Possession .................................................. 2
    Landlord's Obligation to Construct ....................................... 2
    Contribution to Tenant Improvement Costs ................................. 2
    Tenant Improvement Plans and Cost Estimate ............................... 2
    Commencement Date ........................................................ 3
Acceptance of Possession and Covenants to Surrender .......................... 3
Uses Prohibited .............................................................. 3
Alterations and Additions .................................................... 4
Maintenance of Premises ...................................................... 4
    Landlord and Tenant's Obligations Regarding Common Area Costs ............ 4
    Common Area Costs ........................................................ 4
    Tenant's Allocable Share ................................................. 5
    Waiver of Liability ...................................................... 5
    Tenant's Obligations ..................................................... 5
Hazard Insurance ............................................................. 5
    Tenant's Use ............................................................. 5
    Landlord's Insurance ..................................................... 6
    Tenant's Insurance ....................................................... 6
    Waiver ................................................................... 6
Taxes ........................................................................ 6
Utilities .................................................................... 7
Abandonment .................................................................. 7
Free From Liens .............................................................. 7
Compliance With Governmental Regulations ..................................... 7
Toxic Waste and Environmental Damage ......................................... 7
    Tenant's Responsibility .................................................. 7
    Tenant's Indemnity Regarding Hazardous Materials ......................... 8
    Environmental Monitoring ................................................. 8
Indemnity .................................................................... 8
Advertisements and Signs ..................................................... 8
Attorney's Fees .............................................................. 8
Tenant's Default ............................................................. 8
    Remedies ................................................................. 9
    Right to Re-enter ........................................................ 9
    Abandonment .............................................................. 9
    No Termination .......................................................... 10
Surrender of Lease .......................................................... 10
Habitual Default ............................................................ 10
Landlord's Default .......................................................... 10
Notices ..................................................................... 11
Entry by Landlord ........................................................... 11
Destruction of Premises ..................................................... 11
    Destruction by an Insured Casualty ...................................... 11
    Destruction by an Uninsured Casualty .................................... 11
Assignment or Sublease ...................................................... 11
    Consent by Landlord ..................................................... 11
    Assignment or Subletting Consideration .................................. 12
    No Release .............................................................. 12
    Effect of Default ....................................................... 13
Condemnation ................................................................ 13
Effects of Conveyance ....................................................... 13
Subordination ............................................................... 14
Waiver ...................................................................... 14
Holding Over ................................................................ 14
Successors and Assigns ...................................................... 14

Estoppel Certificates ....................................................... 14
This paragraph intentionally left blank ..................................... 15
Options ..................................................................... 15
Quiet Enjoyment ............................................................. 15
Brokers ..................................................................... 15
Landlord's Liability ........................................................ 15
Authority of Parties ........................................................ 15
    Corporate Authority ..................................................... 15
    Limited Partnerships .................................................... 15
Transportation Demand Management Programs ................................... 15
Miscellaneous Provisions .................................................... 15
    Rent .................................................................... 15
    Management Fee .......................................................... 15
    Performance by Landlord ................................................. 16
    Interest ................................................................ 16
    Rights and Remedies ..................................................... 16
    Survival of Indemnities ................................................. 16
    Severability ............................................................ 16
    Choice of Law ........................................................... 16
    Time .................................................................... 16
    Entire Agreement ........................................................ 16
    Representations ......................................................... 16
    Headings ................................................................ 16
Exhibit "A" ................................................................. 17

























                                    Page ii

     1. PARTIES: THIS LEASE, is entered into on this ____ day of August, 1992, between The Sobrato 1979 Trust, a California general partnership, whose address is 10600 North DeAnza Boulevard, Cupertino, California, 95014, and Peninsula Engineering Group, Inc., a California Corporation, whose address is 1091 Industrial Road, San Carlos, California, 94070, hereinafter called respectively Landlord and Tenant.

     2. PREMISES: Landlord hereby leases to Tenant, and Tenant hires from Landlord those certain Premises with the appurtenances, situated in the City of Sunnyvale, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

That certain real property commonly known and designated as 1150 Morse Avenue consisting of approximately 40,000 rentable square feet of a larger 70,000 square foot freestanding building ("Building") as outlined in red on Exhibit "A".

     3. USE: Tenant shall use the Premises only for the following purposes and shall not change the use of the Premises without the prior written consent of
Landlord: Office, research, development, testing, light manufacturing, ancillary warehouse, and related legal uses. Landlord makes no representation or warranty that any specific use of the Premises desired by Tenant is permitted pursuant to any Laws.

     4.   TERM AND RENTAL: The term ("Lease Term") shall be for seventy two
(72) months, commencing, as adjusted pursuant to paragraph 7, on the 1st day of January, 1993 ("Commencement Date"), and ending on the 31st day of December, 1998, ("Expiration Date"). In addition to all other sums payable by Tenant under this Lease, Tenant shall pay as base monthly rent ("Base Monthly Rent") for the Premises the following amounts:

               01/01/93 - 12/31/95      $22,400.00 per month
               01/01/96 - 12/31/98      $26,400.00 per month

Base Monthly Rent shall be due on or before the first day of each calendar month during Lease Term. All sums payable by Tenant under this Lease shall be paid in lawful money of the United States of America, without offset or deduction, and shall be paid to Landlord at such place or places as may be designated from time to time by Landlord. Base Monthly Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment.

Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of Twenty Two Thousand Four Hundred and No/100 Dollars ($22,400.00) as prepaid rent for the period of January 1, 1993 to January 31, 1993.

     5. SECURITY DEPOSIT: Concurrently with Tenant's execution of this Lease, Tenant has deposited with Landlord the sum of Twenty Six Thousand Four Hundred and No/100 Dollars ($26,400.00) as a security deposit. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to payment of Base Monthly Rent or other charges, Landlord may, to the extent reasonably necessary to remedy Tenant's default, use all or any part of said deposit for the payment of Base Monthly Rent or other charges in default or the payment of any other payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and shall pay to Landlord such other sums as shall be necessary to reimburse Landlord for any sums paid by Landlord. Said deposit shall be returned to Tenant within thirty (30) days after the Expiration Date and surrender of the Premises to Landlord, less any amount deducted in accordance with this paragraph, together with Landlord's written notice itemizing the amounts and purposes for such retention. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor or interest.

        6. LATE CHARGES: Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Monthly Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, administrative, processing, accounting charges, and late charges, which may be imposed on Landlord by the terms of any contract, revolving credit, mortgage or trust deed covering the Premises. Accordingly, if any installment of Base Monthly Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, Tenant shall pay to Landlord a late charge equal to five (5%) percent of such overdue amount which shall be due and payable with the payment then delinquent. Landlord agrees to waive said late charge in the event the Base Monthly Rent or other sum due is received within five days after receipt by Tenant of Landlord's notice to quit or pay rent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Monthly Rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any provision of this Lease to the contrary.

IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:

        7.      CONSTRUCTION AND POSSESSION:

                A. Landlord's Obligation to Construct: The Tenant Improvements shall be constructed by independent contractors to be employed by and under the supervision of a General Contractor, in accordance with interior plans prepared by Dennis Kobza & Associates, to be attached as Exhibit "B" ("Working Drawings"). Landlord shall construct the Tenant Improvements in accordance with all existing applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances.

                B. Contribution to Tenant Improvement Costs: Landlord shall be responsible for and shall pay the cost of (i) the Tenant Improvements up to the amount of Eighty Thousand Dollars ($80,000.00) ("Tenant Improvement Allowance"), (ii) demising the Building, (iii) bringing the restrooms into compliance with Title 24 requirements, and (iv) any future expenses which may be required, in Landlord's discretion, to bring the Premises into compliance with ADA. Costs in excess of said Tenant Improvements Allowance, if any, shall be paid for by Tenant in cash within ten (10) days after Landlord has provided Tenant with evidence that General Contractors progress payments to sub-contractors has exceeded said Tenant Improvement budget. All costs for Tenant Improvements shall be fully documented to and verified by Tenant.

                C. Tenant Improvement Plans and Cost Estimate: Tenant to supply Landlord with general improvement information including a space plan (one line drawing) of Tenant's wall layout, ("Space Plan") by August 31, 1992. Based on this information, Landlord shall prepare the final working drawings ("Working Drawings") and budget for the Tenant improvement costs ("Budget") within fourteen (14) working days of receipt of the Space Plan. Landlord and Tenant shall approve the Working Drawings and Budget (or modify the same) within seven (7) days thereafter. In the event the Budget exceed the Tenant Improvement Allowance, Landlord shall have the right to require Tenant to deposit cash with Landlord equal to the difference between the Budget and the Tenant Improvement Allowance. In the event (i) Tenant fails to provide the Space Plan when required above, or (ii) Tenant fails to approve the Working Drawings or Budget within seven (7) days as provided above, or (iii) Tenant makes any changes to the Working Drawings which cause Landlord's construction schedule to be delayed, the Commencement Date shall occur one (1) day in advance of Substantial Completion as defined below for each day of delay.

                D. Commencement Date: If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant by the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event the Commencement Date and Expiration Date of the Lease and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession. The Lease Term shall not commence until substantial completion of the Premises occurs. The terms "Substantial Completion" and "Substantially Complete" shall mean that (i) all necessary governmental approvals for occupancy of the Building have been obtained; (ii) construction of the Premises has been completed in accordance with the Working Drawings approved by Tenant to an extent that would permit Tenant to use the Premises for its intended purpose; and (iii) the Premises are in a "broom clean" finished condition.

     8. ACCEPTANCE OF POSSESSION AND COVENANTS TO SURRENDER: By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Building and the other improvements in their present condition, except for the "punch list" as set forth on Exhibit "C", attached hereto. The Tenant agrees on Expiration Date, or on the sooner termination of this Lease, to surrender the Premises to Landlord in good condition and repair, reasonable wear and tear excepted. "Good condition" shall mean that the interior walls, floors, suspended ceilings, and carpeting within the Premises will be cleaned to the same condition as existed at the commencement of the Lease, normal wear and tear excepted. Tenant agrees, at its sole cost, to remove all phone and data cabling from the suspended ceiling and repair or replace broken ceiling tiles, and relevel the ceiling if required. Tenant shall ascertain from Landlord within thirty (30) days before the Expiration Date whether Landlord desires to have the Premises or any part or parts thereof restored to their condition as of the Commencement Date or to cause Tenant to surrender all Alterations in place to Landlord. If Landlord shall so desire, then Tenant shall remove such Alterations as Landlord may require and shall repair and restore said Premises or such part or parts thereof before the Expiration Date at Tenant's sole cost and expense. Tenant on or before the Expiration Date or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property and fixtures not so removed shall be deemed to be abandoned by Tenant. If the Premises are not surrendered at the Expiration Date or sooner termination of this Lease in the condition required by this paragraph, Tenant shall indemnify, defend, and hold harmless Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

     9. USES PROHIBITED: Tenant shall not commit, or suffer to be committed, any waste upon the said Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the Building or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful or objectionable purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or use any machinery or apparatus which will in any manner vibrate or shake the Building, or place any harmful liquids, waste materials, or hazardous materials in the drainage system of, or upon or in the soils surrounding the Building. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature or any waste materials, refuse, scrap or debris shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper without Landlord's prior approval, which approval may be withheld in its sold discretion.

     10. ALTERATIONS AND ADDITIONS: Tenant shall not make, or suffer to be made, any alteration or addition to the said Premises ("Alterations"), or any part thereof, without (i) the written consent of Landlord first had and obtained, and
(ii) delivering to Landlord the proposed architectural and structural plans for all such Alterations. Any Alterations, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord. Alterations which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. After having obtained Landlord's consent, Tenant agrees that it will not proceed to make such alterations until (i) Tenant has obtained all required governmental approvals and permits, and (ii) Tenant has provided Landlord reasonable security, in form reasonably approved by Landlord, to protect Landlord against mechanics' lien claims. Tenant further agrees to provide Landlord (i) written notice of the actual start date of the work, (iii) a complete set of as-built drawings. All Alterations shall be maintained, replaced or repaired at Tenant's sole cost and expense. Tenant acknowledges Landlord's right to and hereby consents to construction of additional building(s) on the land where the Premises are located or on adjacent land owned by Landlord.

     11. MAINTENANCE OF PREMISES:

         A. Landlord and Tenant's Obligations Regarding Common Area Costs:
Tenant agrees to reimburse Landlord for the expenses resulting from Landlord's payment of

Common Area Costs as defined in paragraph 11(B) incurred by Landlord because the cost is not directly allocable to or payable by a single tenant in the Building or the Project. Tenant agrees to pay Tenant's Allocable Share as defined in paragraph 11(C) of the Common Area Costs, as additional rental, within ten (10) days of written invoice from Landlord.

      B. Common Area Costs: For purposes of calculating Tenant's Allocable Share of Building and of Project Costs, the term "Common Area Costs" shall mean all costs and expenses of the nature hereinafter described which are incurred in connection with ownership and operation of the Building or the Project in which the Premises are located, as the case may be not directly allocable to or payable by a single tenant in the Building or the Project, together with such additional facilities as may be determined by Landlord to be reasonably desirable or necessary to the ownership and operation of the Building and/or Project. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business), including but not limited to, the following: (i) common area utilities, including water and power, heating, lighting, air-conditioning, ventilating and Building utilities to the extent not separately metered; (ii) common area maintenance and service agreements for the Building or the Project and the equipment therein including, without limitation, common area janitorial services, alarm and security services, exterior window cleaning, and maintenance of the sidewalks, landscaping, waterscape, roof membrane, parking areas, driveways, service areas, mechanical rooms, elevators, and the building exterior; (iii) insurance premiums and costs, including without limitation, the premiums and cost of fire, casualty and liability coverage and rental abatement and earthquake (if commercially available) insurance applicable to the Building or Project; (iv) repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and repairs or alterations attributable solely to tenants of the Building or project other than Tenant); and (v) all real estate taxes and assessment installments (special or general) or other impositions or charges which may be levied on the Premises, upon the occupancy of the Premises and including any substitute or additional charges which may be imposed during, or applicable to the Lease Term including real estate tax increases due to a sale or other transfer of the Premises, as such taxes are levied or appear on the City and County tax bills and assessment rolls. This shall be a Net Lease and the Base Monthly Rent shall be paid to Landlord absolutely net of all costs and expenses. The provision for payment of Common Area Costs by means of periodic payment of Tenant's Allocable Share of Building and/or Project Costs are intended to pass on to Tenant and reimburse Landlord for all costs of operating and managing the Building and/or Project.

      C. Tenant's Allocable Share: For purposes of prorating Common Area Costs which Tenant shall pay, Tenant's Allocable Share of Building Costs is computed by multiplying the total Common Area Costs for service shared by the Building by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the total rentable square footage of the Building (excluding common areas). Tenant's Allocable Share of Project Costs shall be commuted on a shared service by service basis, by multiplying the total Common Area Costs for services shared by the Building and one or more buildings in the Project by a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the total rentable square footage of the Buildings in the Project which share the services. It is understood and agreed by Landlord and Tenant that Tenant's Allocable Share of Building Costs is 57.14% and Project Costs is 57.14%. It is understood and agreed that Tenant's obligation to share in Common Area Costs shall be adjusted to reflect the commencement and termination dates of the Lease Term and are subject to recalculation in the event of expansion of the Building or Project.

      D. Waiver of Liability. Failure by Landlord to perform any defined services, or any cessation thereof, when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent nor relieve tenant from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery utilized in supplying the services listed herein break down, or for any cause cease to function properly, upon receipt of written notice from Tenant of any deficiency or failure of any defined Services, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no right to terminate this Lease, and shall have no claim for rebate of rent or damages, on account of any interruptions in service occasioned thereby or resulting therefrom. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 concerning the Landlord's obligation of tenantability and Tenant's right to make repairs and deduct the cost of such repairs from the rent. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or its failure to furnish any of the foregoing.

            E. Tenant's Obligations: Except as provided in 11(A) above, Tenant shall, at its sole cost, keep and maintain, repair and replace, said Premises and appurtenances and every part hereof, including but not limited to, exterior walls, roof, glazing, sidewalks, parking areas, elevator, plumbing, electrical and HVAC systems, and all the Tenant Interior Improvements in good and sanitary order, condition, and repair. Tenant shall provide Landlord with a copy of a service contract between Tenant and (i) a licensed air-conditioning and heating contractor which contract shall provide for bi-monthly maintenance of all air conditioning and heating equipment at the Premises; and (ii) a licensed elevator maintenance contractor which contract shall provide for monthly maintenance of all elevator related systems. Tenant shall pay the cost of all air-conditioning, heating, and elevator equipment repairs or replacements which are either excluded from such service contract or any existing equipment warranties. All wall surfaces and floor tile are to be maintained in an as good a condition as when Tenant took possession free of holes, gouges, or defacements. Tenant agrees to limit attachments to vinyl demountable wall surfaces exclusively to V-joints.

      12. HAZARD INSURANCE:

            A. Tenant's Use: Tenant shall not use, or permit said Premises, or any part thereof, to be used, for any purpose other than that for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will cause an increase in premiums or a cancellation of any insurance policy covering said Building, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said Building and appurtenances.

            B. Landlord's Insurance: Landlord agrees to purchase and keep in force fire and extended coverage, earthquake (at Landlord's election), and 12 month rental loss insurance covering the Premises in amounts not to exceed the actual insurable value of the Building as determined by Landlord's insurance company's appraisers. The Tenant agrees to pay to the Landlord as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Landlord, and in the event of damage covered by said insurance, the amount of any deductible under such policy. Payment shall be due to Landlord within ten (10) days after written invoice to Tenant. Notwithstanding the foregoing, Tenant's obligation to pay for the cost of any earthquake insurance premiums shall be limited to an amount equal or less than four (4) times the cost of the fire and extended coverage premiums. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease.

            C. Tenant's Insurance: Tenant, at its sole cost, agrees to insure its personal property and Alterations for their full replacement value (without depreciation) and to obtain worker's compensation and public liability and property damage insurance for occurrences within the Premises with a $5,000,000.00 combined single limit for bodily injury and property damage. Tenant shall name Landlord and Landlord's lender as an additional insured, shall deliver a copy of the policies and renewal certificates to Landlord. All such policies shall provide for thirty (30) days' prior written notice to Landlord of any cancellation, termination, or reduction in coverage. Notwithstanding the above, Landlord retains the right to have Tenant provide other forms of insurance which may be reasonably required to cover future risks.

            D. Waiver: Landlord and Tenant hereby waive any and all rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant as the case may be, or to the Premises or its contents, and which may arise from any risk covered by their respective insurance policies, as set forth above. The parties shall use their reasonable efforts to obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be.

     13. TAXES: Tenant shall be liable and shall pay prior to delinquency, for all taxes and assessments levied against personal property and trade or business fixtures, and agrees to pay, as additional rental, all real estate taxes and assessment installments (special or general) or other impositions or charges which may be levied on the Premises, upon the occupancy of the Premises and including any substitute or additional charges which may be imposed during, or applicable to the Lease Term including real estate tax increases due to a sale or other transfer of the Premises, as they appear on the City and County tax bills during the Lease Term, and as they become due. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the Commencement and Expiration Dates. In any time during the Lease
Term a tax, excise on rents, business license tax, or any other tax, however described, is levied or assessed against Landlord, as a substitute or addition in whole or in part for taxes assessed or imposed on land or Buildings, Tenant shall pay and discharge his pro rata share of such tax or excise on rents or other tax before it becomes delinquent, except that this provision is not intended to cover net income taxes, inheritance, gift or estate tax imposed upon the Landlord. In the event that a tax is placed levied, or assessed against Landlord and the taxing authority takes the position that the Tenant cannot pay and discharge his pro rata share of such tax on behalf of the Landlord, then at the sole election of the Landlord, the Landlord may increase the rental charged hereunder by the exact amount of such tax and Tenant shall pay such increase as additional rent hereunder.

     14. UTILITIES: Tenant shall pay directly to the providing utility all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or failure to furnish any utilities to the Premises and Tenant shall not be entitled to abatement or reduction of any portion of the Base Monthly Rent so long as any failure to provide and furnish the utilities to the Premises due to any cause beyond the Landlord's reasonable control.

     15. ABANDONMENT: Tenant shall not vacate or abandon the Premises at any time during the Lease Term; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

     16. FREE FROM LIENS: Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant or claimed to have been performed for Tenant. In the event Tenant fails to discharge any such lien within ten (10) days after receiving notice of the filing, Landlord shall be entitled to discharge such lien at Tenant's expense and all resulting costs incurred by Landlord, including attorney's fees shall be due from Tenant as additional rent.

     17. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Tenant shall, at its sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

     18.  TOXIC WASTE AND ENVIRONMENTAL DAMAGE:

          A. Tenant's Responsibility: Without the prior written consent of Landlord, Tenant shall not bring, use, or permit upon the Premises, or generate, emit, or dispose from the Premises any chemicals, toxic or hazardous gaseous, liquid or solid materials or waste, including without limitation, material or substance having characteristics of ignitability, corrosivity, reactivity, or toxicity or substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code as the same may be amended from time to time ("Hazardous Materials"). In order to obtain consent, Tenant shall deliver to Landlord its written proposal describing the toxic material to be brought onto the Premises, measures to be taken for storage and disposal thereof, safety measures to be employed to prevent pollution of the air, ground, surface and ground water. Landlord's approval may be withheld in its reasonable judgment. In the event Landlord consents to Tenant's use of Hazardous Materials on the Premises, Tenant represents and warrants that Tenant will (i) adhere to all reporting and inspection requirements imposed by Federal, State, County or Municipal laws, ordinances or regulations and will provide Landlord a copy of any such reports or agency inspections, (ii) obtain and provide Landlord copies of all necessary permits required for the use and handling Hazardous Materials on the Premises,
(iii) enforce Hazardous Materials handling and disposal practices consistent with industry standards, and (iv) properly close the facility with regard to Hazardous Materials including the removal or decontamination of any process piping, mechanical ducting, storage tanks, containers, or trenches which have come into contact with Hazardous Materials and obtain a closure certificate from the local administering agency prior to the Expiration Date. Landlord may employ, at Tenant's expense, an independent engineer or consultant to periodically inspect Tenant's operations to verify that Tenant is complying with its obligations under this paragraph.

          B. Tenant's Indemnity Regarding Hazardous Materials: Tenant shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, using, permitting, generating, emitting or disposing of Hazardous Materials. Tenant's indemnification and hold harmless obligations include, without limitation, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other Federal, State, County or Municipal law, ordinance or regulation, (ii) claims, liabilities, costs or expenses pertaining to the identification, monitoring, cleanup, containment, or removal of Hazardous Materials from soils, riverbeds or aquifers including the provision of an alternative public drinking water source, and (iii) all costs of defending such claims.

          C. Environmental Monitoring: Landlord and its agents shall have the right, at Tenant's sole cost and expense to inspect, investigate, sample and/or monitor the Premises, including any air, soil, water, groundwater or other sampling or any other testing, digging, drilling or analysis to determine whether Tenant is complying with the terms of this paragraph 18. If Landlord discovers that Tenant is not in compliance with the terms of this paragraph, any such costs incurred by Landlord, including attorneys' and consultants' fees shall be due and payable by Tenant to Landlord within five days following Landlord's written demand therefore.

     19. INDEMNITY: As a material part of the consideration to be rendered to Landlord, Tenant hereby waives all claims against Landlord for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to person in or about said Premises, from any cause arising at any time except due to the negligence or willful misconduct of Landlord, and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by Tenant, or from the failure of Tenant to keep the Premises in good condition and repair, as herein provided. Further, in the event Landlord is made party to any litigation due to the acts or omission of Tenant, Tenant will indemnify and hold Landlord harmless from any such claim or liability including Landlord's costs and expenses and reasonable attorney's fees incurred in defending such claims.

     20. ADVERTISEMENTS AND SIGNS: Tenant will not place or permit to be placed, in, upon or about the said Premises any unusual or extraordinary signs, or any signs not approved by the city or other governing authority. The Tenant will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Landlord as to type, size, design, lettering, coloring and location, and such consent will not be unreasonably withheld. Any sign so placed on the Premises shall be removed by Tenant, at its expense, prior to the Expiration Date or promptly following the earlier termination of the lease and Tenant shall repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have same so removed at Tenant's expense.

     21. ATTORNEY'S FEES: In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee as part of its costs which shall be deemed to have accrued on the commencement of such action.

     22. TENANT'S DEFAULT: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: a) Any failure by Tenant to pay the rental or to make any other payment required to be made by Tenant hereunder provided however, that Tenant may cure such default by payment to Landlord of the Base Monthly Rent or other sum due within ten (10) days after receipt by Tenant of written notice specifying Landlord has failed to receive the amount in question; b) The abandonment or vacation of the Premises by Tenant; c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; d) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed after the filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. The notice requirements set forth herein are in lieu of and not in addition to the notices required by California Code of Civil Procedure Section 1161.

          A. Remedies: In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant: a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus b) the worth at the time of award of the amount by which the unpaid rent would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, and e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. The term "rent", as used herein, shall be deemed to be and to mean the minimum monthly installments of Base Monthly Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease, all other such sums being deemed to be additional rent due hereunder. As used in (a) and (b) above, the "worth at the time of award" to be computed by allowing interest at the rate of the discount rate of the Federal Reserve Bank of San Francisco plus five (5%) percent per annum. As used in (c) above, the "worth at the time of award" to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1%) percent.

          B. Right to Re-enter: In the event of any such default by Tenant, Landlord shall also have the right with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant and disposed of by Landlord in any manner permitted by law.

          C. Abandonment: In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in paragraph 22(B) above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in paragraph 22(A) above, then the provisions of California Civil Code Section 1951.4 as amended from time to time, shall apply and Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Base Monthly Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Base Monthly Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Base Monthly Rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

        D. No Termination: No re-entry or taking possession of the Premises by Landlord pursuant to 22(B) or 22(C) of this Article 22 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

    23. SURRENDER OF LEASE: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not automatically effect a merger of the Lease with Landlord's ownership of the Building or Premises. Instead, at the option of Landlord, Tenant's surrender may terminate all or any existing sublease or subtenancies, or may operate as an assignment to Landlord of any or all such subleases or subtenancies, thereby creating a direct Landlord-Tenant relationship between Landlord and any subtenants.

    24. HABITUAL DEFAULT: Notwithstanding anything to the contrary contained in paragraph 22, 22 (A) (B) (C) and (D), the parties hereto agree that if the Tenant shall have defaulted in the performance of any (but not necessarily the same) term or condition of this Lease for three or more times during any twelve month period during the Lease Term hereof, then such conduct shall, at the election of the Landlord, represent a separate event of default which cannot be cured by the Tenant. Tenant acknowledges that the purpose of this provision is to prevent repetitive defaults by the Tenant under the Lease, which work a hardship upon the Landlord, and deprive the Landlord of the timely performance by the Tenant hereunder.

    25. LANDLORD'S DEFAULT: In the event of Landlord's failure to perform any of its covenants or agreements under this Lease, Tenant shall give Landlord written notice of such failure and shall give Landlord thirty (30) days or such other reasonable opportunity to cure or to commence to cure such failure prior to any claim for breach or for damages resulting from such failure. In addition, upon any such failure by Landlord, Tenant shall give notice by registered or certified mail to any person or entity with a security interest in the Premises ("Mortgagee") that has provided Tenant with notice of its interest in the Premises, and shall provide such Mortgagee a reasonable opportunity to cure such failure, including such time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effectuate a cure. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned is an expressed third party beneficiary hereof. Tenant shall not make any prepayment of rent more than one (1) month in advance without the prior written consent of such Mortgagee. Tenant waives any right under California Civil Code Section 1950.7 or any other present or future law to the collection of any payment or deposit from such Mortgagee or any purchaser at a foreclosure sale of such Mortgagee's interest unless such Mortgagee or such purchaser shall have actually received and not refunded the applicable payment or deposit.

    26. NOTICES: All notices, demands, requests, or consents required to be given under this Lease shall be sent in writing by U.S. certified mail, return receipt requested, or by personal delivery addressed to the party to be notified at the address for such party specified in paragraph 1 of this Lease, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days prior notice to the notifying party.

    27. ENTRY BY LANDLORD: Tenant shall permit Landlord and his agents to enter into and upon said Premises at all reasonable times subject to any security regulations of

Tenant for the purpose of inspecting the same or for the purpose of maintaining the Premises or for the purpose of making repairs, alterations or additions to any other portion of said Premises or for the purpose of erecting additional building(s) and improvements on the land where the Premises are situated, or on adjacent land owned by Landlord, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any abatement or reduction of Base Monthly Rent or without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and Tenant shall permit Landlord and his agents, at any time within one hundred and eighty (180) days prior to the Expiration Date (or at any time during the Lease if Tenant is in default hereunder), to place upon the Premises any "For Sale" or "For Lease" signs and exhibit the Premises to real estate brokers and prospective tenants at reasonable hours.

     28.  DESTRUCTION OF PREMISES:

          A. DESTRUCTION BY AN INSURED CASUALTY: In the event of a partial destruction of the Premises by a casualty for which Landlord has received insurance proceeds sufficient to repair the damage or destruction during the Lease Term from any cause, Landlord shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days from the date of receipt of all necessary governmental approvals necessary under the laws and regulations of State, Federal, County or Municipal authorities, such partial destruction shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of Base Monthly Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises, in the reasonable judgment of Landlord. For purposes of this paragraph "partial destruction" shall mean destruction of no greater than one-third (1/3) of the replacement cost of the Premises, including the replacement cost of the Tenant Improvements paid for by Landlord. In the event the Premises are more than partially destroyed, or in the event the repairs cannot be made in one hundred eighty (180) days, Landlord or Tenant may elect to terminate this lease. Landlord shall not be required to restore Alterations or replace Tenant's fixtures or personal property. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California and any other similarly enacted statute are waived by Tenant and the provisions of this paragraph 28 shall govern in the case of such destruction.

          B. DESTRUCTION BY AN UNINSURED CASUALTY: In the event of a total or partial destruction of the Premises by an uninsured casualty, the Lease shall automatically terminate, unless (i) Landlord elects to rebuild, and (ii) the damage can be repaired within one hundred eighty (180) days. If Landlord elects to contribute to payment for an uninsured loss, such contributed amount shall be amortized over the useful life of the improvements and such amortization shall be reimbursed by Tenant to Landlord as additional rent together with interest at the prime rate of Union Bank plus two percent (2%).

     29.  ASSIGNMENT OR SUBLEASE:

          A. CONSENT BY LANDLORD: In the event Tenant desires to assign this Lease or any interest therein including, without limitation, a pledge, mortgage or other hypothecation, or sublet the Premises or any part thereof, Tenant shall deliver to Landlord executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or subtenant, financial statements, and any additional information as reasonably required to determine whether it will consent to the proposed assignment or sublease. The notice shall give the name and current address of the proposed assignee/subtenant, proposed use of the Premises, rental rate and current financial statement; and upon request to Tenant, Landlord shall be given additional information as reasonably required to determine whether it will consent to the proposed assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space, (ii) to permit Tenant to assign or sublet such space to the named assignee/subtenant on the terms and conditions set forth in the notice, or (iii) to refuse consent. If Landlord should fail to notify Tenant in writing of such election within said thirty
(30) day period, Landlord shall be deemed to have elected option (ii) above. If Landlord exercises its option to terminate this Lease in part in the event Tenant desires to sublet or assign part of the Premises, then (i) this Lease shall end and expire, with respect to such part of the Premises, on the date upon which the proposed sublease was to commence, and (ii) from and after such date, the Base Monthly Rent and Tenant's allocable share of all other costs and charges shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total rentable area of the Premises. If Landlord does not exercise its option to terminate this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that: (j) The proposed assignee or subtenant is engaged in a business that is limited to the used expressly permitted under this Lease; (ii) The proposed assignee or subtenant is a company with sufficient financial worth and management ability to undertake the financial obligation of this Lease, and Landlord has been furnished with reasonable proof thereof; (iii) The proposed sublease shall be in form reasonably satisfactory to Landlord; (iv) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the then current "Fair Market Value" as defined in paragraph 38 below; (v) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent; and (vi) Tenant shall not have advertised or publicized in any way the availability of the Premises without prior notice to, and approval by Landlord

          C. Assignment or Subletting Consideration: Any rent or other economic consideration realized by Tenant under any such sublease and assignment in excess of the rent payable hereunder (including an allocation of the purchase price attributable to Tenant's leasehold interest in the event of a sale of the Tenant's business), after the net unamortized cost of the Tenant Improvements for which Tenant has itself paid, and assignment costs, shall be divided and paid sixty-seven percent (67%) to the Landlord and thirty-three percent (33%) to Tenant. Tenant's obligation to pay over Landlord's portion of the consideration shall constitute an obligation for additional rent hereunder. The above provisions relating to Landlord's right to terminate the Lease and relating to the allocation of bonus rent are independently negotiated terms of the Lease, constitute a material inducement for the Landlord to enter into the Lease, and are agreed as between the parties to be commercially reasonable. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

          C. No Release: Any assignment or sublease shall be made only if and shall not be effective until the assignee or subtenant shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee or subtenant shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease or assignment and the acceptance of rent or additional rent by Landlord from any subtenant or assignee, Tenant or any guarantor shall and will remain fully liable for the payment of the rent and additional rent due, and to become due hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, assignee or any other person claiming under or through any subtenant that shall be in violation of any or the terms and conditions of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorney fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any real estate brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          D. Effect of Default: In the event of Tenant's default, Tenant hereby assigns all rents due from any assignment or subletting to Landlord as security for performance of its obligations under this Lease and Landlord may collect such rents as Tenant's Attorney-in-Fact, except that Tenant may collect such rents unless a default occurs as described in paragraph 22 above. The termination of this Lease due to Tenant's default shall not automatically terminate any assignment or sublease then in existence. At the election of Landlord, the assignee or subtenant shall attorn to Landlord and Landlord shall undertake the obligations of the Tenant under the sublease or assignment; provided the Landlord shall not be liable for prepaid rent, security deposits or other defaults of the Tenant to the subtenant or assignee, or any acts or omissions of Tenant, its agents, employees or invitees.


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


     30. CONDEMNATION: If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the Base Monthly Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the Lease Term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Landlord shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Landlord and the Tenant shall have no claim thereto but Landlord shall cooperate with Tenant to recover compensation for damage to or taking of any Alterations or for Tenant's moving costs. Tenant hereby waives the provisions of California Code of Civil Procedures Section 1265.130 and any other similarly enacted statue are waived by Tenant and the provisions of this paragraph 30 shall govern in the case of such destruction.

     31. EFFECTS OF CONVEYANCE: The term Landlord as used in this Lease, means only the owner for the time being of the land and Building, containing the Premises, so that, in the event of any sale or other conveyance of said land or Building, or in the event of a master Lease of the Building, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the master tenant of the Building, that the purchaser or master tenant of the Building has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder. Landlord shall transfer and deliver Tenant's security deposit to the purchaser at any such sale or the master tenant of the Building, and thereupon the Landlord shall be discharged from any further liability in reference thereto.

     32. SUBORDINATION: In the event Landlord notifies Tenant in writing, this Lease shall be subordinate to any ground Lease, deed of trust, or other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to renewals, modifications, replacements and extensions thereof. Tenant agrees to promptly execute and deliver any documents which may be required to effectuate such subordination. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease. At the request of any Lender, Tenant agrees to execute and deliver any reasonable modifications of this Lease which do not materially adversely affect Tenant's rights hereunder.

     33. WAIVER: The waiver by Landlord of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver thereof by Landlord. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises shall constitute acceptance of the surrender of the Premises by Tenant before the Expiration Date. Landlord's consent to or approval of any act by Tenant which require Landlord's consent or approvals shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

     34. HOLDING OVER: Any holding over after the termination or Expiration Date, shall be construed to be a tenancy from month to month terminable on thirty (30) days written notice from either party and Tenant shall pay Base Monthly Rent to Landlord at a rate equal to the greater of (i) one hundred fifty percent (150%) of the Base Monthly Rent due in the month preceding the termination or Expiration Date or (ii) one hundred fifty percent (150%) of the Fair Market Rental (as defined in paragraph 37). Any holding over shall otherwise be on the terms and conditions herein specified, except those provisions relating to the Lease Term and any options to extend or renew, which provisions shall be of no further force and effect following the expiration of the applicable exercise period. Tenant shall indemnify, defend, and hold Landlord harmless from all loss or liability (including, without limitation, any loss or liability resulted from any claim against Landlord made by any succeeding tenant) founded on or resulting from Tenant's failure to surrender the Premises and losses to Landlord due to lost opportunities to lease the Premises to succeeding tenants.

     35. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provisions of paragraph 28, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

     36. ESTOPPEL CERTIFICATES: Tenant shall at any time during the Lease Term, within ten (10) days following written notice from Landlord, execute and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are not uncured defaults in Landlord's performance. Tenant also agrees to provide the most current three (3) years of audited financial statements within five (5) days of a request by Landlord for Landlord's use in financing the Premises with commercial lenders.

     37.  This paragraph intentionally left blank.

     38. OPTIONS: All Options provided Tenant in this Lease are personal and granted to original Tenant and are not exercisable by any third party should Tenant assign or sublet all or a portion of its rights under this Lease, unless Landlord consents to permit exercise of any option by any assignee or subtenant, in Landlord's sole discretion. In the event that Tenant hereunder has any multiple options to extend this Lease, a later option to extend the Lease cannot be exercised unless the prior option has been so exercised.

     39. QUIET ENJOYMENT: Upon Tenant's faithful and timely performance of all the terms and covenants of the Lease, Tenant shall quietly have and hold the Premises for the Lease Term and any extensions thereof.

     40. BROKERS: Tenant represents it has not utilized or contacted a real estate broker or finder with respect to this Lease other than Cornish & Carey Commercial and Tenant agrees to indemnify and hold Landlord harmless against any claim, cost, liability or cause of action asserted by any other broker or finder claiming through Tenant.

     41. LANDLORD'S LIABILITY: If Tenant should recover a money judgment against Landlord arising in connection with this Lease, the judgment shall be satisfied only out of Landlord's interest in the Premises including the improvements and real property and neither Landlord or any of its partners, officers, directors or employees shall be liable personally for any deficiency.

     42.  AUTHORITY OF PARTIES:

          A. CORPORATE AUTHORITY: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          B. LIMITED PARTNERSHIPS: If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership. And furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

     43.  TRANSPORTATION DEMAND MANAGEMENT PROGRAMS Should a

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
government agency or municipality require Landlord to institute TDM (Transportation Demand Management) facilities and/or program, Tenant hereby agrees that the cost of TDM imposed facilities required on the Premises, including but not limited to employee showers, lockers, cafeteria, or lunchroom facilities, shall be included as Tenant Improvement Costs and any ongoing costs or expenses associated with a TDM program, such as an on-site TDM coordinator, which are required for the Premises and not provided by Tenant shall be provided by Landlord with such costs being included as additional rent and reimbursed to Landlord by Tenant.

    44. MISCELLANEOUS PROVISIONS:

        A. RENT: All monetary sums due from Tenant to Landlord under this Lease shall be deemed to be rent.

        B. MANAGEMENT FEE: All maintenance and utility services administered by Landlord and subject to reimbursement by Tenant shall include a property management fee to Landlord of fifteen percent (15%) of such services.

        C. PERFORMANCE BY LANDLORD: If Tenant fails to perform any obligation required under this Lease or by law or governmental regulation, Landlord in its sole discretion may without notice perform such obligation, in which event Tenant shall pay Landlord as additional rent all sums paid by Landlord in connection with such substitute performance within ten (10) days following Landlord's written notice for such payment.

        D. INTEREST: All sums due hereunder, including rent and additional rent, if not paid when due, shall bear interest at the maximum rate permitted under California law accruing from the date due until the date paid to Landlord.

        E. RIGHTS AND REMEDIES: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights and remedies in law and in equity.

        F. SURVIVAL OF INDEMNITIES: All indemnification, defense, and hold harmless obligations of Landlord and Tenant under the Lease shall survive the expiration or sooner termination of the Lease.

        G. SEVERABILITY: If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

        H. CHOICE OF LAW: This Lease shall be governed by and construed in accordance with California law.

        I.  TIME: Time is of the essence hereunder.

        J. ENTIRE AGREEMENT: This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

        K. REPRESENTATIONS: Tenant acknowledges that neither Landlord or its affiliates or agents have made any agreements, representations, warranties or promises with respect to the demised Premises or the Building of which they are a part, or with respect to present or future rents, expenses, operations, tenancies or any other matter. Except as herein expressly set forth herein, Tenant relied on no statement of Landlord or its agents for that purpose.

        L. HEADINGS: The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

IN WITNESS WHEREOF, Landlord and Tenant have executed these presents, the day and year first above written.

LANDLORD: The Sobrato 1979 Trust    TENANT: Peninsula Engineering Group, Inc.


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